SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (Rule 14C-101)

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement

      Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

|_|   Definitive Information Statement

                         China Organic Agriculture, Inc.
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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      to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      No fee required.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                         CHINA ORGANIC AGRICULTURE, INC.
                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite # 1511
                   Dalian City, Liaoning Province, P.R. China

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

      NOTICE IS HEREBY GIVEN that the Board of Directors (the "Board") of China Organic Agriculture, Inc., a Florida corporation ("we", "us" or "our"), has approved, and the holders of more than a majority of the outstanding shares of our common stock, no par value per share (the "Common Stock"), have executed a written consent in lieu of a special meeting approving an amendment to our Articles of Incorporation which changes our corporate name to "Asia Premium Foods International, Inc.", in connection with recent changes to our Company's business focus.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                     PROXY.

      This letter is the notice required by Section 607.0704 of the Florida Business Corporation Act. We will first mail the Information Statement on or about April 30, 2009 to stockholders of record as of April 30, 2009 who have not been solicited for their consent of this corporate action.


April 27, 2009                  By Order of the Board of Directors
                                of China Organic Agriculture, Inc.

                         CHINA ORGANIC AGRICULTURE, INC.
                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite # 1511
                   Dalian City, Liaoning Province, P.R. China
                    (Address of principal executive offices)

                                   PRELIMINARY
                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER
                               -----------------

     NO VOTE OR OTHER ACTION OF STOCKHOLDERS IS REQUIRED IN CONNECTION WITH
                           THIS INFORMATION STATEMENT.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                     PROXY.

China Organic Agriculture, Inc., a Florida corporation ("we", "us", "our" or "the Company") is sending you this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(C) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the approval by holders of a majority of our outstanding shares of common stock by written consent in lieu of a special meeting of an amendment to our articles of incorporation changing the name of the corporation to "Asia Premium Foods International, Inc."

A copy of the Certificate of Amendment to the Articles of Incorporation is attached as Exhibit A.

Additional information regarding the amendment is set forth below under "Approval of Change in Corporate Name."

The name change was approved by our Board pursuant to action taken by unanimous written consent dated April 21, 2009. Stockholders of a majority of our issued and outstanding stock approved the action by written consent dated April 21, 2009 (the "Record Date").

Pursuant to Florida Business Corporation Act ("FBCA") Section 607.0704, the approval of an action by written consent of stockholders in lieu of a special meeting requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of the Record Date. As of the Record Date, 73,157,232 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. The holders of 39,534,431 shares of our Common Stock, representing approximately 54% of the shares of our Common Stock entitled to vote on the Record Date, executed a written consent in lieu of a special meeting.

The recommendation of the action by our Board pursuant to FBCA Section 607.0821,and the written consent of the holders of a majority of our outstanding Common Stock under FBCA Section 607.0704 are together sufficient to approve and adopt the name change. Consequently, no further stockholder action is required.

The FBCA does not provide for dissenter's rights for an amendment effecting a change in the name of a corporation.

                      REASON FOR CHANGE OF OUR NAME

The Amendment

Our current corporate name no longer, in the opinion of the Board of Directors, accurately reflects the nature of our business and its future endeavors. On October 7, 2008, the Company completed the documentation of the sale of all of the assets of its subsidiary Jilin Songyuan City ErMaPao Green Rice Ltd ("ErMaPao"), through which the Company had been involved in organic agriculture. Although the Company is still engaged in the business of distributing rice, its activities are not limited to distributing organic foods. The Company has endeavored to expand the range of products it intends to offer to include an ice wine currently being produced for us in China, and red and white wines. The Company further plans to add select soybeans, wild mushrooms and wild vegetables to its product line. To that end, in December 2008 the Company acquired the Xiaoxinganling trademark, which is well-known in China for such products, together with the channels through which Xiaoxinganling products are distributed.

In view of the foregoing, we therefore determined to change the Company's name as described herein in order to better reflect the Company's current and planned future activities. Our Board therefore recommended, and the holders of a majority of the shares of our Common Stock as of the Record Date determined to change the Company's name.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information known to us regarding beneficial ownership of our common stock as of April 15, 2009 by (i) each person known by us to own beneficially more than 5% of the outstanding shares of common stock,
(ii) each of our directors and executive officers, and (iii) all of our officers and directors as a group. Except as otherwise indicated, we believe, based on information provided by each of the individuals named in the table below, that such individuals have sole investment and voting power with respect to such shares, subject to community property laws, where applicable.

      As of April 17, 2009, we had outstanding 73,157,232 shares of our common stock. Except as stated in the table, the address of the holder is c/o our company, Dalian Baoshui District, Yuandong, Plaza #710 Dalian City, Liaoning Province, PRC.

DIRECTORS AND OFFICERS

-------------------------------------------------------------------------------------------------------
NAME                                    NUMBER OF SHARES OF COMMON STOCK     PERCENTAGE OF COMMON STOCK
-------------------------------------------------------------------------------------------------------
Jinsong Li (CEO, Director)              500,000                              *
-------------------------------------------------------------------------------------------------------
Weihong Xia (CFO)                       0                                    0
-------------------------------------------------------------------------------------------------------
Shujie Wu (Director)                    0                                    0
-------------------------------------------------------------------------------------------------------
Jingyong Ma (Director)                  0                                    0
-------------------------------------------------------------------------------------------------------
Zhouzhe Jin (Director)                  0                                    0
-------------------------------------------------------------------------------------------------------
Guangwu Zhang (Director)                0                                    0
-------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS AS A GROUP       500,000                              *
-------------------------------------------------------------------------------------------------------

* Less than 1%.

OWNERS OF MORE THAN 5% of COMMON STOCK

-------------------------------------------------------------------------------------------------------
NAME                                   NUMBER OF SHARES OF COMMON STOCK      PERCENTAGE OF COMMON STOCK
-------------------------------------------------------------------------------------------------------
Xirong Xu (1)(2)                       23,608,456                            32.27
-------------------------------------------------------------------------------------------------------

(1) No. 1187, 18 Huangshi Road, Port of Huangshi District, Huangshi City, Hubei Province, PRC. Mr. Xu directly owns 20,282,353 shares.

(2) Includes 3,326,103 shares owned by First Capital Limited P.O. Box 2804,Georgetown, Grand Cayman, Ky1-1112, Cayman Islands, of which Xirong Xu is the sole director and principal.

                        EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

MISCELLANEOUS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (310) 441-9777 or by mail to our attorneys, Eaton & Van Winkle LLP, at 3 Park Avenue, 16th Floor, New York, NY 10016, Attn: Vincent J. McGill, Esq.

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

April 27, 2009                  By Order of the Board of Directors
                                of China Organic Agriculture, Inc.

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                         OF CERTIFICATE OF INCORPORATION

                       OF CHINA ORGANIC AGRICULTURE, INC.

      Pursuant to Section 607.1006 of the Florida Business Corporation Act, China Organic Agriculture, Inc., a corporation organized and existing under the Laws of the State of Florida, does hereby certify and set forth as follows:

      1. The name of the corporation is China Organic Agriculture, Inc. (the "Corporation").

      2. The Corporation's Amended and Restated Articles of Incorporation was filed on May 1, 2007 ("Charter").

      3. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth a proposed amendment to the Corporation's Charter (the "Certificate of Amendment"), and declaring such Certificate of Amendment to be advisable and in the best interests of the Corporation and its stockholders.

      4. Pursuant to the recommendation of the Board of Directors of the Corporation, this Certificate of Amendment was consented to in writing by the stockholders of the Corporation in accordance with Section 607.0704 of the Florida Business Corporation Act.

      5. The Corporation's Charter is hereby amended by amending Paragraph 1 of
Article I thereof to read as follows:

The name of this Corporation is Asia Premium Foods International, Inc.

      6. This Certificate of Amendment will be effective upon filing.

      IN WITNESS WHEREOF, China Organic Agriculture, Inc. has caused this Certificate of Amendment to be signed on this __ day of ________ 2009.


                                China Organic Agriculture, Inc.


                                By:
                                    -------------------------------
                                Jinsong Li, Chairman and Chief Executive Officer

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